[logo] M F S(R)                                                    ANNUAL REPORT
INVESTMENT MANAGEMENT                                             FOR YEAR ENDED
                                                                   JUNE 30, 2001

[Graphic Omitted]

                         MFS(R) INSTITUTIONAL
                         HIGH YIELD FUND

MFS(R) INSTITUTIONAL HIGH YIELD FUND

TRUSTEES                                                           INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive Officer,         Massachusetts Financial Services Company
MFS Investment Management(R)                                       500 Boylston Street
                                                                   Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                   DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;   MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company            500 Boylston Street
(video franchise)                                                  Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                             INVESTOR SERVICE
Jeffrey L. Shames*                                                 MFS Service Center, Inc.
                                                                   P.O. Box 2281
PORTFOLIO MANAGER                                                  Boston, MA 02107-9906
Bernard Scozzafava*
                                                                   For additional information, contact your
TREASURER                                                          investment professional.
James O. Yost*
                                                                   CUSTODIAN
ASSISTANT TREASURERS                                               State Street Bank and Trust Company
Mark E. Bradley*
Robert R. Flaherty*                                                AUDITORS
Laura F. Healy*                                                    Deloitte & Touche LLP
Ellen Moynihan*
                                                                   WORLD WIDE WEB
SECRETARY                                                          www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
   NOT FDIC INSURED            MAY LOSE VALUE             NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
     (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).
(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.
(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended June 30, 2001, the fund provided a total return of -1.91%, including the reinvestment of any distributions. This compares to a return of -1.21% for the fund's benchmark, the Salomon Brothers High Yield Market Index (the Salomon Index). The Salomon Index is an unmanaged, market-value-weighted index which includes public, nonconvertible, cash-pay, and deferred-interest U.S. corporate bonds with remaining maturities of at least seven years and a credit rating between "CCC" and "BB+". During the same period, the average high-current-yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -5.33%.

After a strong start to the new year, the high-yield market again succumbed to the uncertainty surrounding the economy and corporate earnings. As is typically the case when investors are worried about corporate earnings growth, there was a dramatic divergence in the market, with better-quality bonds outperforming weaker issues within the high-yield sector. Given an environment of slowing economic growth and rising defaults, we continued to upgrade the credit quality of the portfolio by selling lower-quality issues and replacing them with "BB"-rated bonds.

The main factor that hampered the fund's performance relative to the Salomon Index was our higher weighting at the beginning of the year in telecommunications companies. While we vigilantly monitored the credit outlook of our telecommunications holdings and did reduce our exposure to this sector, these holdings detracted from performance. Increased price competition and the lack of additional funding caused the telecommunications sector to be the worst-performing sector of the high-yield market this year.

On the positive side, the fund's conservative positioning allowed it to outperform the Lipper category average during the market's recent weakness. Holdings in large defensive hospital management companies such as HCA and Tenet Healthcare provided stability to the portfolio during a volatile period. We also continued to like many companies in the gaming and media sectors that have shown improving cash flows and profitability outlooks. Names such as Charter Communications and MGM Grand remained prominent positions.

Our investment philosophy is based on the belief that avoiding credit problems is as important as picking the best-performing bonds. We focus on preserving capital because bonds have limited price upside and substantial downside. For example, the fund owned the bonds of R&B Falcon, an offshore driller that was acquired by Transocean, an investment grade company. As a result, R&B Falcon bonds appreciated about 15%. We think that scenario is the best bond investors can generally hope for. However, when a high-yield bond defaults, the average recovery has been about 40 cents on the dollar. Therefore, high-yield investing is very different from equity investing, where a problem stock can be offset by a couple of highfliers. Our investment philosophy was very appropriate this year as not many issuers earned higher credit ratings during this difficult period for the market. The R&B Falcon example also shows the importance of our Original Research(SM) in that our analysts are able to identify what we think are attractive investment opportunities even during weak markets.

We think the market environment will remain challenging in the near term but that investors are getting paid to wait and that the market has upside potential. While it will take some time for the market to work through all of the problems in the telecom sector, we believe that the market has largely discounted the problems in this sector. The spread between the yield on high-yield bonds and government securities is now about 7.4% compared to its historic average of 5.0%. So if the spread were to return to more normal levels, there is the potential for significant capital appreciation. Despite the slowdown, we're beginning to see more cash coming into the market. We believe these cash reserves, along with attractive yields, could help the high-yield market rebound, especially if the economy begins to show signs of a recovery.

Respectfully,

/s/ Bernard Scozzafava

Bernard Scozzafava
Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is a Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the high-yield portfolios of our variable annuities, offshore funds, and institutional products.

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York. Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.






This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks high current income.

Commencement of investment operations: December 31, 1998

Size: $4.2 million net assets as of June 30, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2001.
Index information is from January 1, 1999.)

           MFS Institutional            Salomon Brothers
            High Yield Index            High Yield Index
"12/98"        $3,000,000                 $3,000,000
"6/99"          3,102,000                  3,052,000
"6/00"          3,119,000                  3,008,000
"6/01"          3,059,445                  2,972,155

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001
                                                             1 Year      Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                      -1.91%     +1.98%
--------------------------------------------------------------------------------
Average Annual Total Return                                  -1.91%     +0.79%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)                                       1 Year      Life*
--------------------------------------------------------------------------------
Average high-current-yield fund+                             -5.33%     -1.30%
--------------------------------------------------------------------------------
Salomon Brothers High Yield Market Index#                    -1.21%     -0.37%
--------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2001. Index information is from January 1, 1999.
(+) Average annual rates of return.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 2001

Bonds - 87.3%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 78.7%
  Advertising & Broadcasting - 6.3%
    Chancellor Media Corp., 8.125s, 2007                                   $  20       $       20,700
    Chancellor Media Corp., 8s, 2008                                          20               20,800
    Echostar DBS Corp., 9.375s, 2009                                          50               48,750
    Emmis Escrow Corp. 0s to 2006, 12.5s to 2011##                            30               16,950
    Frontiervision Operating Partnership LP, 11s, 2006                        15               15,525
    LIN Holdings Corp., 0s to 2003, 10s to 2008                               30               23,550
    LIN Television Corp., 8s, 2008##                                          20               19,300
    Mediacom LLC, 9.5s, 2013##                                                20               18,900
    Paxson Communications Corp., 11.625s, 2002                                25               25,312
    Paxson Communications Corp., 10.75s, 2008##                               15               15,000
    Telemundo Holdings, Inc. 0s to 2003, 11.5s to 2008                        30               24,450
    Young Broadcasting, Inc., 8.75s, 2007                                     20               18,600
                                                                                       --------------
                                                                                       $      267,837
-------------------------------------------------------------------------------------------------------
  Aerospace - 3.6%
    Alliant Techsystems, Inc., 8.5s, 2011##                               $    5       $        5,050
    Argo Tech Corp., 8.625s, 2007                                             20               17,900
    BE Aerospace, Inc., 8s, 2008                                              45               42,975
    K & F Industries, Inc., 9.25s, 2007                                       40               41,100
    L-3 Communications Corp., 8s, 2008                                        45               44,887
                                                                                       --------------
                                                                                       $      151,912
-------------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Hayes Lemmerz International, Inc., 11.875s, 2006##                    $   15       $       14,737
    Hayes Wheels International, Inc., 11s, 2006                               25               20,750
    Lear Corp., 9.5s, 2006                                                     5                5,234
                                                                                       --------------
                                                                                       $       40,721
-------------------------------------------------------------------------------------------------------
  Building - 4.5%
    American Standard, Inc., 7.375s, 2008                                 $   50       $       49,375
    American Standard, Inc., 7.625s, 2010                                     10                9,875
    D R Horton, Inc., 9.75s, 2010                                             20               20,400
    Lennar Corp., 9.95s, 2010                                                 10               10,750
    Meritage Corp., 9.75s, 2011##                                             10                9,900
    MMI Products, Inc., 11.25s, 2007                                          25               23,250
    Nortek, Inc., 9.25s, 2007                                                 25               24,625
    Williams Scotsman, Inc., 9.875s, 2007                                     45               42,750
                                                                                       --------------
                                                                                       $      190,925
-------------------------------------------------------------------------------------------------------
  Business Services - 1.1%
    Iron Mountain, Inc., 10.125s, 2006                                    $   25       $       26,438
    Iron Mountain, Inc., 8.75s, 2009                                          20               20,200
                                                                                       --------------
                                                                                       $       46,638
-------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.4%
    Alamosa Holdings, Inc., 0s to 2005, 12.875s to 2010                   $   40       $       18,000
-------------------------------------------------------------------------------------------------------
  Chemicals - 2.5%
    Huntsman ICI Holdings, 10.125s, 2009                                  $   40       $       40,400
    Lyondell Chemical Co., 9.625s, 2007                                       40               39,900
    Macdermid, Inc., 9.125s, 2011##                                           25               24,875
                                                                                       --------------
                                                                                       $      105,175
-------------------------------------------------------------------------------------------------------
  Coal - 0.8%
    P&L Coal Holdings Corp., 8.875s, 2008                                 $   18       $       18,720
    P&L Coal Holdings Corp., 9.625s, 2008                                     16               16,880
                                                                                       --------------
                                                                                       $       35,600
-------------------------------------------------------------------------------------------------------
  Construction - 0.5%
    Atrium Cos., Inc., 10.5s, 2009                                        $   25       $       22,250
-------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.8%
    Kindercare Learning Centers, Inc., 9.5s, 2009                         $   20       $       19,800
    Samsonite Corp., 10.75s, 2008                                             30               25,050
    Simmons Co., 10.25s, 2009                                                 25               24,250
    Westpoint Stevens, Inc., 7.875s, 2008                                     25                9,250
                                                                                       --------------
                                                                                       $       78,350
-------------------------------------------------------------------------------------------------------
  Containers - 2.1%
    Ball Corp., 8.25s, 2008                                               $   45       $       45,450
    Consolidated Container Co., 10.125s, 2009                                 25               24,875
    Gaylord Container Corp., 9.75s, 2007                                      20               12,600
    Gaylord Container Corp., 9.875s, 2008                                     20                5,800
                                                                                       --------------
                                                                                       $       88,725
-------------------------------------------------------------------------------------------------------
  Energy - Independent - 1.4%
    Ocean Energy, Inc., 8.875s, 2007                                      $   15       $       15,802
    Pioneer Natural Resources Co., 9.625s, 2010                               40               44,600
                                                                                       --------------
                                                                                       $       60,402
-------------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.7%
    Pemex Project, 9.125s, 2010##                                         $   30       $       31,763
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Willis Corroon Corp., 9s, 2009                                        $   65       $       66,300
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.5%
    Michael Foods Acquisition Corp., 11.75s, 2011##                       $   20       $       20,500
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 3.5%
    Buckeye Cellulose Corp., 9.25s, 2008                                  $   40       $       40,100
    Fibermark, Inc., 10.75s, 2011##                                           20               20,100
    Riverwood International Corp., 10.25s, 2006                               25               25,375
    Riverwood International Corp., 10.625s, 2007##                            15               15,450
    Silgan Holdings, Inc., 9s, 2009                                           25               25,375
    U.S. Timberlands, 9.625s, 2007                                            25               20,000
                                                                                       --------------
                                                                                       $      146,400
-------------------------------------------------------------------------------------------------------
  Gaming - 2.9%
    Argosy Gaming Co., 10.75s, 2009                                       $   20       $       21,500
    HMH Properties, Inc., 8.45s, 2008                                         40               38,800
    MGM Mirage, 8.375s, 2011                                                  20               20,050
    Park Place Entertainment, Corp., 8.875s, 2008                             40               41,200
                                                                                       --------------
                                                                                        $     121,550
-------------------------------------------------------------------------------------------------------
  Machinery - 1.4%
    Agco Corp., 9.5s, 2008##                                              $   30       $       29,400
    New Terex Corp., 8.875s, 2008                                             10                9,600
    New Terex Corp., 10.375s, 2011##                                          20               20,600
                                                                                       --------------
                                                                                       $       59,600
-------------------------------------------------------------------------------------------------------
  Media - Cable - 5.5%
    Adelphia Communications Corp., 7.5s, 2004                             $   30       $       28,500
    Benedek Communications Corp. 0s to 2001, 13.25s to 2006                   20               11,200
    Charter Communications Holdings, 8.25s, 2007                              75               71,062
    CSC Holdings, Inc., 8.125s, 2009                                          40               39,595
    Insight Midwest, 9.75s, 2009                                              25               25,875
    Mediacom Broadband, 11s, 2013##                                           15               15,038
    NTL Communications Corp. 0s to 2003, 12.375s to 2008                      80               33,600
    NTL, Inc., 10s, 2007                                                      10                6,500
                                                                                       --------------
                                                                                       $      231,370
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 5.4%
    Alliance Imaging, Inc., 10.375s, 2011##                               $   20       $       20,500
    Fisher Scientific International, Inc., 9s, 2008                           20               19,700
    Fresenius Med Care Capital Trust, 7.875s, 2008                            45               44,100
    HCA Healthcare Co., 7.875s, 2011                                          45               45,394
    Tenet Healthcare Corp., 8s, 2005                                          75               76,968
    Tenet Healthcare Corp., 8.125s, 2008                                      20               20,625
                                                                                       --------------
                                                                                       $      227,287
-------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.0%
    Century Aluminum, Co., 11.75s, 2008##                                 $   40       $       41,800
    Metal Management, Inc., 10s, 2008+**                                      25                  750
                                                                                       --------------
                                                                                       $       42,550
-------------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    Grant Prideco, Inc., 9.625s, 2007##                                   $   10       $       10,325
    Gulfmark Offshore, Inc., 8.75s, 2008                                      20               19,500
    R & B Falcon Corp., 9.5s, 2008                                            20               22,993
                                                                                       --------------
                                                                                       $       52,818
-------------------------------------------------------------------------------------------------------
  Oils - 1.2%
    Chesapeake Energy Corp., 8.125s, 2011##                               $   10       $        9,363
    HS Resources, Inc., 9.25s, 2006                                           40               42,100
                                                                                       --------------
                                                                                       $       51,463
-------------------------------------------------------------------------------------------------------
  Pollution Control - 1.3%
    Allied Waste North America, Inc., 7.625s, 2006                        $   40       $       39,400
    Allied Waste North America, Inc., 8.875s, 2008##                          15               15,338
                                                                                       --------------
                                                                                       $       54,738
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.0%
    Hollinger International Publishing, 9.25s, 2007                       $   40       $       40,400
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 5.9%
    Aztar Corp., 8.875s, 2007                                             $   25       $       25,312
    Boyd Gaming Corp., 9.5s, 2007                                             25               24,250
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                  25               25,625
    Horseshoe Gaming LLC, 8.625s, 2009                                        25               25,250
    Mandalay Resort Group, 9.5s, 2008                                         45               46,800
    MGM Grand, Inc., 9.75s, 2007                                              40               42,600
    Prime Hospitality Corp., 9.75s, 2007                                      20               20,450
    Station Casinos, Inc., 8.875s, 2008                                       40               40,200
                                                                                       --------------
                                                                                       $      250,487
-------------------------------------------------------------------------------------------------------
  Retail - 2.4%
    Finlay Fine Jewelry Corp., 8.375s, 2008                               $   20       $       19,800
    J.Crew Operating Corp., 10.375s, 2007                                     15               13,463
    K Mart Corp., 9.375s, 2006                                                45               43,875
    Southland Corp., 5s, 2003                                                 25               23,403
                                                                                       --------------
                                                                                       $      100,541
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.2%
    Actuant Finance Corp., 13s, 2009                                      $   25       $       25,250
    Blount, Inc., 13s, 2009                                                   25               14,437
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                      30               11,438
                                                                                       --------------
                                                                                       $       51,125
-------------------------------------------------------------------------------------------------------
  Steel - 0.8%
    AK Steel Holdings Corp., 9.125s, 2006                                 $   20       $       20,425
    WCI Steel, Inc., 10s, 2004                                                20               13,900
                                                                                       --------------
                                                                                       $       34,325
-------------------------------------------------------------------------------------------------------
  Supermarket - 0.8%
    Fleming Cos., Inc., 10.125s, 2008##                                   $   35       $       35,788
-------------------------------------------------------------------------------------------------------
  Technology - 1.0%
    Unisystem Corp., 7.875s, 2008                                         $   45       $       43,200
-------------------------------------------------------------------------------------------------------
  Telecom - Wireless - 9.0%
    American Cellular Corp., 9.5s, 2009##                                 $   25       $       23,500
    American Tower Corp., 9.375s, 2009##                                      25               23,375
    AT & T Wireless Services, Inc., 7.875s, 2011##                            25               25,050
    Centennial Cellular Operating Co., 10.75s, 2008                           20               18,200
    Crown Castle International Corp., 10.75s, 2011                            50               47,500
    Nextel Communications, 9.5s, 2011                                         25               19,000
    Nextel Communications, Inc. 0s to 2003, 9.95s to 2008                     85               53,125
    Nextel International, Inc., 12.75s, 2010                                  20                5,800
    Rural Cellular Corp., 9.625s, 2008                                        20               18,600
    SBA Communications Corp. 0s to 2003, 12s to 2008                          20               16,000
    Spectrasite Holdings, Inc. 0s to 2004, 11.25s to 2009                     35               16,100
    Spectrasite Holdings, Inc., 10.75s, 2010                                  25               21,250
    Telecorp PCS Inc., 10.625s, 2010                                          35               32,550
    Voicestream Wireless Corp., 10.375s, 2009                                 55               62,400
                                                                                       --------------
                                                                                       $      382,450
-------------------------------------------------------------------------------------------------------
  Telecom - Wireline - 3.4%
    Allegiance Telecommunications, Inc., 0s to 2003, 11.75s to 2008       $   25       $       14,250
    Allegiance Telecommunications, Inc., 12.875s, 2008                        20               17,600
    Citizens Communications Co., 9.25s, 2011                                  10               10,358
    Exodus Communications, Inc., 11.625s, 2010                                15                5,175
    Focal Communications, 11.875s, 2010                                       15                4,819
    Focal Communications Corp., 0s to 2003, 12.125s to 2008                   15                3,300
    ITC Deltacom, Inc., 9.75s, 2008                                           25               14,750
    Mcleodusa, Inc., 8.125s, 2009                                             10                5,400
    Metromedia Fiber Network, Inc., 10s, 2008                                 50               19,250
    Nextlink Communications, Inc., 10.75s, 2009                               40               12,800
    Time Warner Telecommunications LLC, 9.75s, 2008                           20               17,700
    Williams Communications Group, 11.7s, 2008                                45               18,450
    Worldwide Fiber, Inc., 12s, 2009                                          15                   75
                                                                                       --------------
                                                                                       $      143,927
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    AES Corp., 8.875s, 2011                                               $   20       $       19,500
    CMS Energy Corp., 8.5s, 2011                                              25               24,262
                                                                                       --------------
                                                                                       $       43,762
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                           $3,338,879
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 8.6%
  Bermuda - 1.1%
    Global Crossing Holdings Ltd., 8.7s, 2007 (Telecom - Wireline)##      $   30       $       22,800
    Global Crossing Holdings Ltd., 9.625s, 2008 (Telecom - Wireline)          30               23,700
                                                                                       --------------
                                                                                       $       46,500
-------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Quebecor Media Inc., 11.125s, 2011 (Advertising & Broadcasting)##     $   45       $       44,550
-------------------------------------------------------------------------------------------------------
  Cayman Islands - 0.7%
    Triton Energy Limited, 8.875s, 2007 (Oil Services)                    $   30       $       30,750
-------------------------------------------------------------------------------------------------------
  Germany - 0.5%
    Callahan Nordrhein, 14s, 2010 (Media - Cable)##                       $   25       $       20,500
-------------------------------------------------------------------------------------------------------
  Netherlands - 0.9%
    Tele1 Europe BV, 13s, 2009 (Telecom - Wireline)                       $   25       $       13,750
    United Pan Europe Commerce, 10.875s, 2009 (Advertising & Broadcasting)    20                7,050
    United Pan Europe Commerce, 11.25s, 2010 (Advertising & Broadcasting)     25                9,375
    Versatel Telecom BV, 13.25s, 2008 (Telecom - Wireline)                    20                7,600
                                                                                       --------------
                                                                                       $       37,775
-------------------------------------------------------------------------------------------------------
  Singapore - 0.4%
    Flextronics International Ltd., 9.875s, 2010 (Electronics)            $   15       $       14,925
-------------------------------------------------------------------------------------------------------
  United Kingdom - 3.9%
    Colt Telecom Group PLC, 0s to 2001, 12s to 2006
      (Telecom - Wireline)                                                $   65       $       63,700
    Energis PLC, 9.75s, 2009 (Telecom - Wireline)                             50               46,000
    Ono Finance PLC, 13s, 2009 (Media - Cable)                                20               15,400
    Telewest Communications, 9.875s, 2010 (Media - Cable)                     50               42,000
                                                                                       --------------
                                                                                       $      167,100
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                    $      362,100
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,983,068)                                              $    3,700,979
-------------------------------------------------------------------------------------------------------
Foreign Stocks
  Netherlands
    Versatel Telecom International NV, ADR (Telecom - Wireline)*
      (Identified Cost, $323)                                                393       $        1,116
-------------------------------------------------------------------------------------------------------
Preferred Stock - 0.8%
-------------------------------------------------------------------------------------------------------
  United States - 0.8%
  Printing & Publishing - 0.8%
    Primedia, Inc. (Identified Cost, $34,200)                                400       $       34,000
-------------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.3%
-------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 7/02/01                             $119       $      118,987
    New Center Asset Trust, due 7/02/01                                      104              103,988
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $      222,975
-------------------------------------------------------------------------------------------------------
Repurchase Agreement - 5.3%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/02/01, total to be received $226,051
      (secured by various U.S. Treasury and Federal Agency obligations in a jointly traded
      account), at Cost                                                     $226       $      226,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,466,566)                                            $4,185,070
Other Assets, Less Liabilities - 1.3%                                                          56,450
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $4,241,520
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JUNE 30, 2001
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,466,566)              $  4,185,070
  Cash                                                                      583
  Interest receivable                                                    93,130
  Receivable from investment adviser                                     45,268
                                                                   ------------
      Total assets                                                 $  4,324,051
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $     59,007
  Payable to affiliates for management fee                                  116
  Accrued expenses and other liabilities                                 23,408
                                                                   ------------
      Total liabilities                                            $     82,531
                                                                   ------------
Net assets                                                         $  4,241,520
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $  4,736,334
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (281,497)
  Accumulated net realized loss on investments and
    foreign currency transactions                                      (207,516)
  Accumulated distributions in excess of net investment income           (5,801)
                                                                   ------------
      Total                                                        $  4,241,520
                                                                   ============
Shares of beneficial interest outstanding                             522,928
                                                                      =======
Net asset value, offering price and redemption price per share
  (net assets / shares of beneficial interest outstanding)             $8.11
                                                                       =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income
    Interest                                                         $  314,172
    Dividends                                                             2,000
                                                                     ----------
      Total investment income                                        $  316,172
                                                                     ----------
  Expenses -
    Management fee                                                   $   16,002
    Trustees' compensation                                                2,320
    Shareholder servicing agent fee                                         239
    Administrative fee                                                      474
    Custodian fee                                                         6,949
    Printing                                                              7,998
    Auditing fees                                                        14,946
    Legal fees                                                            2,710
    Registration fees                                                    14,042
    Miscellaneous                                                         1,476
                                                                     ----------
      Total expenses                                                 $   67,156
    Fees paid indirectly                                                 (1,086)
    Reduction of expenses by investment adviser                         (45,268)
                                                                     ----------
      Net expenses                                                   $   20,802
                                                                     ----------
        Net investment income                                        $  295,370
                                                                     ----------
Realized and unrealized loss on investments:
  Realized loss on investment transactions (identified cost
    basis) -                                                         $  (60,161)
  Change in unrealized depreciation on investments                     (232,459)
                                                                     ----------
      Net realized and unrealized loss on investments and
        foreign currency                                             $ (292,620)
                                                                     ----------
          Increase in net assets from operations                     $    2,750
                                                                     ==========

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30,                                                    2001                2000
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $  295,370          $  188,412
  Net realized loss on investments and foreign currency
    transactions                                                    (60,161)           (147,098)
  Net unrealized loss on investments and foreign currency
    translation                                                    (232,459)            (32,005)
                                                                 ----------          ----------
    Increase in net assets from operations                       $    2,750          $    9,309
                                                                 ----------          ----------
Distributions declared to shareholders -
  From net investment income                                     $ (302,220)         $ (182,748)
  In excess of net investment income                                 (6,100)              --
                                                                 ----------          ----------
      Total distributions declared to shareholders               $ (308,320)         $ (182,748)
                                                                 ----------          ----------
Net increase in net assets from fund share transactions          $2,470,766          $  182,943
                                                                 ----------          ----------
      Total increase in net assets                               $2,165,196          $    9,504
Net assets:
  At beginning of period                                          2,076,324           2,066,820
                                                                 ----------          ----------

  At end of period (including accumulated distributions in
    excess of net investment income of $5,801 and accumulated
     undistributed net investment income of
     $6,850, respectively)                                       $4,241,520          $2,076,324
                                                                 ==========          ==========

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,                  PERIOD ENDED
                                                             --------------------------------               JUNE 30,
                                                                  2001                   2000                  1999*
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):

Net asset value - beginning of period                          $  9.13                $  9.93               $  10.00
                                                               -------                -------               --------

Income from investment operations# -
  Net investment income(S)                                     $  0.80                $  0.87               $   0.50
  Net realized and unrealized loss on investments
    and foreign currency                                         (0.96)                 (0.83)                 (0.16)
                                                               -------                -------               --------
      Total from investment operations                         $ (0.16)               $  0.04               $   0.34
                                                               -------                -------               --------

Less distributions declared to shareholders -
  From net investment income                                   $ (0.84)               $ (0.84)              $  (0.41)
  In excess of net investment income                             (0.02)                  --                     --
                                                               -------                -------               --------
      Total distributions declared to shareholders             $ (0.86)               $ (0.84)              $  (0.41)
                                                               -------                -------               --------
Net asset value - end of period                                $  8.11                $  9.13               $   9.93
                                                               =======                =======               ========
Total return                                                     (1.91)%                 0.55%                  3.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                      0.69%                  0.68%                  0.68%+
  Net investment income                                           9.25%                  9.08%                  8.43%+
Portfolio turnover                                                  42%                    56%                    24%
Net assets at end of period (000 Omitted)                       $4,242                 $2,076                 $2,067

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.15% of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:

        Net investment income                                  $  0.68                $  0.68                $  0.25
        Ratios (to average net assets):
          Expenses##                                              2.10%                  2.60%                  4.86%+
          Net investment income                                   7.84%                  7.16%                  4.25%+
 * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional High Yield Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective July 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 2001, accumulated distributions in excess of net investment income decreased by $299, accumulated net realized loss on investments and foreign currency transactions increased by $257, and paid in capital decreased by $42 due to differences between book and tax accounting for defaulted bonds. This change had no effect on the net assets or net asset value per share.

At June 30, 2001, accumulated distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses and defaulted bonds.

At June 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $142,140 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2008, ($4,982) and June 30, 2009, ($137,158).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fee such that the fund's aggregate expenses do not exceed 0.15% of its average daily net assets. This is reflected as a reduction of expenses on the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,044,155 and $1,090,448, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $4,467,116
                                                                   ----------
Gross unrealized depreciation                                      $ (362,495)
Gross unrealized appreciation                                          80,449
                                                                   ----------
    Net unrealized depreciation                                    $ (282,046)
                                                                   ----------

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                     YEAR ENDED JUNE 30, 2001   YEAR ENDED JUNE 30, 2000
                                                   --------------------------   ------------------------
                                                    SHARES            AMOUNT      SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                         372,961       $ 3,200,000           20      $    200
Shares issued to shareholders in reinvestment
  of distributions                                   36,210           306,681       19,239       182,743
Shares reacquired                                  (113,712)      $(1,035,915)        --            --
                                                   --------       -----------       ------      --------
    Net increase                                    295,459       $ 2,470,766       19,259      $182,943
                                                   ========       ===========       ======      ========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2001, was $40. The fund had no borrowings during the year.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2001, the fund owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.01% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                    DATE OF    PRINCIPAL
DESCRIPTION                     ACQUISITION       AMOUNT       COST     VALUE
-------------------------------------------------------------------------------
Metal Management, Inc.
  10s, 2008                        01/05/99      $25,000    $15,375      $750

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Institutional Trust and the Shareholders of the MFS Institutional High Yield Fund:

W have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional High Yield Fund (one of a series comprising MFS Institutional Trust) (the "Trust"), as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Institutional High Yield Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 9, 2001

FEDERAL TAX INFORMATION

For the year ended June 30, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.67%.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                 IHY-2 8/01 400